UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

FLUID MEDIA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52118	26-0140268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5813-A Uplander Way Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 665-9878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

As previously reported, Fluid Media Networks, Inc. (formerly Fluid Audio Network, Inc., a Delaware company (“FAN”), and collectively, “FMN”) is restating the financial statements for FAN and its subsidiary as of December 31, 2006, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2006, and for FAN as of December 31, 2005, and the related statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2005 (collectively, the “Restated Financial Statements”), in connection with the filing of a preliminary prospectus with the Ontario Securities Commission in respect of an initial public offering in Canada, of shares of Common Shares of FMN.  FMN is publishing the Restated Financial Statements in this report on Form 8-K and have attached the Restated Financial Statements as Exhibit 99.1, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1
Financial statements for FAN and its subsidiary as of December 31, 2006, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2006 (restated), and financial statements for FAN as of December 31, 2005, and the related statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2005 (restated).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUID MEDIA NETWORKS, INC.

Date: October 10, 2007	By:	/s/ Justin F. Beckett
Justin F. Beckett
President, Chief Executive Officer and Interim Chief Financial Officer

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